Investments Accounted for Using the Equity Method - Summary of Aggregate Information of Associates that are Not Individually Material (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)	Dec. 31, 2022 TWD ($)
Disclosure of associates and joint ventures [line items]
Net income	$ 33,816,910	$ 1,031,318	$ 37,307,860	$ 64,618,094
Other comprehensive income (loss)	13,638,305	415,929	449,350	8,632,472
TOTAL COMPREHENSIVE INCOME FOR THE YEAR	47,455,215	1,447,247	37,757,210	73,250,566
Associates that are not individually material [member]
Disclosure of associates and joint ventures [line items]
Net income	899,723	27,439	1,091,814	1,083,538
Other comprehensive income (loss)	142,182	4,336	2,439,733	(3,082,307)
TOTAL COMPREHENSIVE INCOME FOR THE YEAR	$ 1,041,905	$ 31,775	$ 3,531,547	$ (1,998,769)